EXHIBIT 25.1

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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          --------------------------

                                  FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER
                    THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE
            Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)

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                       U.S. BANK NATIONAL ASSOCIATION
            (Exact name of Trustee as specified in its charter)

                                  31-0841368
                      I.R.S. Employer Identification No.

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         180 East Fifth Street                                55101
         St. Paul, Minnesota
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  (Address of principal executive offices)                   (Zip Code)
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                              Michael M. Hopkins
                        U.S. Bank National Association
                               225 Asylum Street
                              Hartford, CT 06103
                                 860-241-6820
           (Name, address and telephone number of agent for service)

                                   GFSI, INC
                    (Issuer with respect to the Securities)

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             Delaware                                  74-2810748
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 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)
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         9700 Commerce Parkway                            66219
         Lenexa, Kansas
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         Address of Principal Executive Offices)         (Zip Code)
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               9 5/8% Series B Senior Subordinate Notes due 2007
                      (Title of the Indenture Securities)



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                                   FORM T-1
                                   --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency
                        Washington, D.C.

              b)   Whether it is authorized to exercise corporate trust powers.
                        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                 None

Items 3-15      Items 3-15 are not applicable because to the best of
                the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

      1.      A copy of the Articles of Association of the Trustee.*


              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as
                  Exhibit 7.


       * Incorporated by reference to Registration Number 333-67188.



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                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, State of Connecticut on the 10th day of March, 2003.

                                U.S. BANK NATIONAL ASSOCIATION

                                By:  /s/ Michael M. Hopkins
                                     ----------------------------------
                                      Michael M. Hopkins
                                      Vice President




By:   /s/ Elizabeth C. Hammer
      -----------------------------------
      Elizabeth C. Hammer
      Vice President







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                                   Exhibit 6
                                   ---------

                                    CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  March 10, 2003


                             U.S. BANK NATIONAL ASSOCIATION


                             By:  /s/ Michael M. Hopkins
                                  ----------------------------------------
                                  Michael M. Hopkins
                                  Vice President



By:  /s/ Elizabeth C. Hammer
     -----------------------------------
     Elizabeth C. Hammer
     Vice President




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                                   Exhibit 7
                                   ---------

                        U.S. Bank National Association
                       Statement of Financial Condition

                               As of 12/31/2002

                                   ($000's)

                                                          12/31/2002
Assets                                                    ----------

     Cash and Due From Depository Institutions            $10,868,204
     Federal Reserve Stock                                          0
     Securities                                            28,139,801
     Federal Funds                                            873,395
     Loans & Lease Financing Receivables                  116,078,132
     Fixed Assets                                           1,389,233
     Intangible Assets                                      9,218,064
     Other Assets                                           9,482,963
         Total Assets                                   ---------------
                                                         $176,049,792

Liabilities
     Deposits                                            $121,684,914
     Fed Funds                                              5,858,510
     Treasury Demand Notes                                          0
     Trading Liabilities                                      402,464
     Other Borrowed Money                                  17,397,658
     Acceptances                                              148,979
     Subordinated Notes and Debentures                      5,696,532
     Other Liabilities                                      5,200,399
     Total Liabilities                                  ---------------
                                                         $156,389,456

Equity
     Minority Interest in Subsidiaries                       $992,867
     Common and Preferred Stock                                18,200
     Surplus                                               11,314,669
     Undivided Profits                                      7,334,600
         Total Equity Capital                           ---------------
                                                          $19,660,336

Total Liabilities and Equity Capital                     $176,049,792
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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Frank P. Leslie III
    -----------------------
    Vice President

Date:  March 10, 2003